TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE GLOBAL VALUE FUND

TWEEDY, BROWNE GLOBAL VALUE FUND II - CURRENCY UNHEDGED

TWEEDY, BROWNE VALUE FUND

TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated June 2, 2021

to the Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) dated July 29, 2020, each as supplemented or amended to date

The second paragraph under “Redemptions and Exchanges” on page 51 of the Prospectus is hereby replaced with the following:

Each Fund will usually send redemption proceeds within one business day following the request, but may take up to seven days. Each Fund typically expects to use holdings of cash and cash equivalents and sales of portfolio securities to meet redemption requests, both in regular and stressed market conditions. Each Fund may also borrow under an available line of credit to meet redemption requests. Each Fund reserves the right to redeem in kind under certain circumstances, as described under “Redemptions in Kind” on page 52 of this Prospectus.

The paragraph entitled “Borrowing” on page 17 of the SAI is hereby replaced with the following:

Borrowing. Each Fund may borrow to the extent permitted under the 1940 Act, including up to one-third of its total assets from banks for use in connection with Strategic Transactions, as a temporary measure for extraordinary or emergency purposes, in connection with clearance of transactions or to pay for redemptions. Except when borrowing in connection with Strategic Transactions or pursuant to a line of credit, a Fund will not purchase any security when any borrowings are outstanding.

The Funds’ borrowings in connection with Strategic Transactions will be limited to the purchase of liquid high grade securities to post as collateral or satisfy segregation requirements with respect to such transactions. The Funds do not enter into any of such borrowings for the purpose of earning incremental returns in excess of borrowing costs from investments made with such funds.

Effective May 27, 2021, the Company, acting on behalf of and for the account of each Fund, has entered into a line of credit agreement with The Bank of New York Mellon (the “Credit Agreement”) that establishes a revolving credit facility of $50,000,000 (the “Facility”) that may be used by the Funds for temporary or emergency purposes, including the meeting of redemption requests. Each Fund pays its pro rata share of the commitment fee on the unused portion of the Facility, as well as interest at an agreed-upon, variable rate with respect to amounts borrowed under the Facility. The Facility has a 364-day term.

The Credit Agreement contains provisions customarily found in credit agreements for similar financings for similarly situated borrowers, including the ability to borrow, repay and reborrow loans on a revolving basis. In addition, the Credit Agreement would automatically terminate if a distribution or other restricted payment is made at a time that borrowings are outstanding and an event of default exists.

The Credit Agreement also contains customary covenants that, among other things, limit each Fund’s ability to incur additional debt, incur certain types of liens, change certain of its investment policies, and engage in certain transactions, including mergers and consolidations. Each Fund’s ability to borrow under the Facility is also subject to the limitations of the 1940 Act and various other conditions.

The Company may amend the Facility or enter into one or more alternative or additional credit facilities in the future. There can be no assurance that the Company will enter into an agreement for any new or amended credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply.

This Supplement should be retained with your Prospectus and SAI for future reference.

TWB-Sup-June 2021-1